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                                                                Exhibit 10.15(b)

                               iPHYSICIAN NET INC.
                   1999 NONEMPLOYEE DIRECTOR COMPENSATION PLAN
                             STOCK OPTION AGREEMENT


                  This Agreement is made and entered into by and between iPhysician Net Inc. (formerly IPNI Communications Corporation), a Delaware
corporation (the "Company") and            ("Director"), as of the ____ day of
_____________, ________ (the "Grant Date").

                              W I T N E S S E T H:

                  WHEREAS, the Board of Directors of the Company (the "Board") has adopted the iPhysician Net Inc. 1999 Nonemployee Director Compensation Plan (the "Plan"), a copy of which is attached as Exhibit A, to further the Company's short- and long-term objectives by attracting and retaining the services of directors of outstanding competence and by linking the personal interests of directors to those of the Company's shareholders.

                  NOW, THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth and for other good and valuable consideration, the Company and Director agree as follows:

                  1. Definitions. To the extent not specifically provided herein, all capitalized terms used in this Agreement will have the same meanings ascribed to them in the Plan.

                  2.       Stock Options.

                           a. Grant of Option. Subject to the conditions
                  specified in the Plan, the Company hereby grants to Director the right and option (hereinafter referred to as the "Option") to purchase an aggregate of Thirty Thousand (30,000) shares of Stock.

                           b. Purchase Price. The price at which Director will
                  be entitled to purchase the Stock covered by the Option will
                  be           ($ ) per share.

                           c. Term of Option. The Option hereby granted will be
                  in force and effect for a period beginning on the Grant Date through and including the normal close of business of the Company on the tenth anniversary date of its grant, subject to earlier termination as provided in the Plan.

                           d. Exercise of Option. The Option will vest and may
                  be exercised in whole or in part on such terms and subject to such conditions as are specified in the Plan.
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                  3. TERMINATION OF SERVICES. If Director's service on the Board terminates for any reason, Director may exercise the Option, to the extent then vested as of the date of termination, within one (1) year after such termination, subject to earlier termination as provided in the Plan.

                  4. INCORPORATION OF THE PLAN. Director understands and agrees that the Plan is hereby incorporated into this Agreement as if set forth fully herein and this Agreement is, at all times, subject to the terms and conditions of the Plan.

                  5. GOVERNING LAW. This Agreement shall be interpreted and administered under the laws of the State of Delaware.

                  6. AMENDMENTS. This Agreement may be amended only by a written agreement executed by the Company and Director, provided that, the Company may amend this Agreement without the consent of Director to the extent that such amendment is required by applicable federal or state securities laws.

                  IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Director has
hereunto set his or her hand as of the     day of                              ,
                                       ---        -----------------------------
                      .
----------------------

                                 iPhysician Net Inc.



                                 By
                                   ---------------------------------------------
                                 Its
                                    --------------------------------------------


                                 -----------------------------------------------
                                 Director

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                              iPhysician Net Inc.
                  1999 NONEMPLOYEE DIRECTOR COMPENSATION PLAN
                          BENEFICIARY DESIGNATION FORM

1. PERSONAL INFORMATION.

Name:                    _________________________________

Address:                 _________________________________

City, State, Zip:        _________________________________

Home Phone #:            _________________________________

Social Security Number:  _________________________________

2. BENEFICIARY DESIGNATION.

a. BOARD AND COMMITTEE FEES AND EXPENSES.

     I designate the following individuals or entities as my beneficiaries to receive any Board and Committee fees owed to me under the iPhysician Net Inc. 1999 Nonemployee Director Compensation Plan (the "Plan") in the event of my death, subject to the provisions of the Plan:

                                   Name, Address, and Telephone
Primary or Contingent         %    Number of Beneficiary            Relationship

______________________    _____    _______________________________  ____________

                                   _______________________________

                                   _______________________________


______________________    _____    _______________________________  ____________

                                   _______________________________

                                   _______________________________


______________________    _____    _______________________________  ____________

                                   _______________________________

                                   _______________________________


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b. UNEXERCISED OPTIONS. Complete only if different from (a).

I designate the following individuals or entities as the beneficiaries of any options granted and fully vested under the Plan that have not been exercised by me prior to the date of my death, subject to the provisions of the Plan:

                                   Name, Address, and Telephone
Primary or Contingent         %    Number of Beneficiary            Relationship

______________________    _____    _______________________________  ____________

                                   _______________________________

                                   _______________________________


______________________    _____    _______________________________  ____________

                                   _______________________________

                                   _______________________________


______________________    _____    _______________________________  ____________

                                   _______________________________

                                   _______________________________



3. AUTHORIZATION.

I understand that my beneficiary designations revoke all prior beneficiary designations and will remain in full force and effect until subsequently changed by me. I further understand that my beneficiary designations may be revoked and new beneficiaries designated at any time upon my written notification to the committee appointed by the Board of Directors to administer the Plan.


_________________________________________    ___________________________
Signature                                    Date


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